UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2013

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, 23rd Floor

Chicago, Illinois 60654

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Amendment to Certificate of Incorporation

On October 9, 2013, Potbelly Corporation (the “Company”) filed a Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of its common stock. The Company’s board of directors and stockholders previously approved the Certificate of Incorporation to be effective concurrently with the closing of the Company’s initial public offering. A description of the Certificate of Incorporation is contained in the prospectus, dated October 3, 2013, filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933 on October 4, 2013 (the “Prospectus”), and is incorporated herein by reference.

A copy of the Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated By-laws

Effective as of October 9, 2013, the Company adopted Amended and Restated By-laws (the “By-laws”) in connection with the closing of the Company’s initial public offering of its common stock. The Company’s board of directors and stockholders previously approved the By-laws to be effective concurrently with the closing of the Company’s initial public offering. A description of the By-laws is contained in the Prospectus and is incorporated herein by reference.

A copy of the By-laws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of Potbelly Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1, File No. 333-190893).

3.2	Amended and Restated By-laws of Potbelly Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1, File No. 333-190893).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2013	Potbelly Corporation

	By:	/s/ Matthew J. Revord
	Name:	Matthew J. Revord
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of Potbelly Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1, File No. 333-190893).

3.2	Amended and Restated By-laws of Potbelly Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1, File No. 333-190893).